UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2012

HUBEI MINKANG PHARMACEUTICAL LTD. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation	000-53231 (Commission File Number)	26-2410685 (IRS Employer Identification No.)

55 Ubi Ave. 3, #03-01, Mintwell Building Singapore (Address of principal executive offices)	408864 (Zip Code)

Registrant's telephone number, including area code +65-6747-7883
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CRF 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On April 27, 2012, we completed a private placement financing involving the sale of 1,130,270 restricted shares of our common stock (each a "Share") to one individual at a subscription price of $0.70 per Share for gross proceeds of $791,189.

In connection with the issuance of the Shares, we relied on the exemption from registration under the United States Securities Act of 1933, as amended, provided by Regulation S, based on representations and warranties provided by the purchaser of the Shares in the subscription agreement entered into between the purchaser and us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2012

Hubei Minkang Pharmaceutical Ltd.

By:	/s/ Lee Tong Tai
Name:	Lee Tong Tai
Title:	President and Director